April 29, 2016

money market FUNDS in the dreyfus family of funds

Supplement to Current Summary Prospectuses, Prospectuses and Statements of Additional Information

The Securities and Exchange Commission (SEC) has adopted new requirements for funds operating as money market funds (MMFs).  The following is a summary of key features of the requirements as applicable to the funds.  The funds intend to comply with all of the new requirements by the October 14, 2016 compliance date.

Summary of Key Changes as a Result of the New Requirements

Stable or Floating Net Asset Value (NAV)

Government and Retail Money Market Funds – MMFs designated as "government" MMFs (Government MMFs) or "retail" MMFs (Retail MMFs) will continue to use the amortized cost method of valuing portfolio securities, which helps enable them to buy and sell their shares at a stable $1.00 per share net asset value (NAV).

Institutional Money Market Funds – Other MMFs (Institutional MMFs) will buy and sell their shares at a "floating NAV," (i.e., a share price that may change from day to day reflecting typically small changes in the market-based values of their portfolio securities.  The floating NAVs must be rounded to four decimal places (e.g., $1.0000) instead of the current two decimal places (i.e., $1.00).

Liquidity Fees on Redemptions and Redemption Gates

All Retail MMFs and Institutional MMFs will adopt policies and procedures to enable them to impose liquidity fees on redemptions and/or redemption "gates" (i.e., temporarily suspend redemption privileges) if a fund's weekly liquid assets (which include cash, government securities and securities readily convertible to cash within five business days) were to fall below a designated threshold, subject to the actions of the fund's governing board.  Government MMFs are exempt from this requirement and will not impose liquidity fees or redemption gates.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress.

Fund	Classification	Floating NAV Required (October 10, 2016)[1]	Ability to Use Liquidity Fees and Redemption Gates (October 14, 2016)[2]
Dreyfus BASIC Money Market Fund	Retail	No	Yes
Dreyfus California AMT-Free Municipal Cash Management	Retail	No	Yes
Dreyfus Cash Management	Institutional	Yes	Yes
Dreyfus Government Cash Management	Government	No	No
Dreyfus Government Securities Cash Management	Government	No	No
Dreyfus Institutional Cash Advantage Fund	Institutional	Yes	Yes
Dreyfus Institutional Preferred Government Money Market Fund	Government	No	No
Dreyfus Institutional Preferred Money Market Fund	Institutional	Yes	Yes
Dreyfus Institutional Preferred Treasury Securities Money Market Fund	Government	No	No
Dreyfus Institutional Treasury and Agency Cash Advantage Fund	Government	No	No
Dreyfus Institutional Treasury Securities Cash Advantage Fund	Government	No	No
Dreyfus Liquid Assets	Retail	No	Yes
Dreyfus Municipal Cash Management Plus	Retail	No	Yes
Dreyfus New York Municipal Cash Management	Retail	No	Yes
Dreyfus Prime Money Market Fund	Retail	No	Yes
Dreyfus Tax Exempt Cash Management	Institutional	Yes	Yes
Dreyfus Treasury & Agency Cash Management	Government	No	No
Dreyfus Treasury Securities Cash Management	Government	No	No
General AMT-Free Municipal Money Market Fund	Retail	No	Yes
General California Municipal Money Market Fund	Retail	No	Yes
General Government Securities Money Market Fund	Government	No	No
General Money Market Fund	Retail	No	Yes
General Municipal Money Market Fund	Retail	No	Yes
General New Jersey Municipal Money Market Fund	Retail	No	Yes
General New York AMT-Free Municipal Money Market Fund	Retail	No	Yes
General Treasury and Agency Money Market Fund	Government	No	No
General Treasury Securities Money Market Fund	Government	No	No
Government Money Market Portfolio	Government	No	No

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1          Anticipated compliance date is October 10, 2016.

2       Anticipated compliance date is October 14, 2016.  The funds' boards have no current intention for the Government MMFs to impose liquidity fees and/or redemption gates, but the boards may reserve the ability to subject a Government MMF to a liquidity fee and/or redemption gate in the future after providing appropriate notice to shareholders.

Government MMFs

Each Government MMF will invest at least 99.5% of its total assets in cash, U.S. government securities and/or repurchase agreements collateralized solely by cash and/or government securities.

Retail MMFs

Each Retail MMF will adopt policies and procedures reasonably designed to limit all beneficial owners to natural persons (i.e., human beings and their personal retirement, savings and similar accounts (described below)).  Investors in a Retail MMF that are not considered natural persons (e.g., businesses) are requested to exchange their shares for shares of a Government MMF or Institutional MMF or redeem their investments in the fund by September 1, 2016.

Natural persons may invest, or continue to invest, in a Retail MMF directly, jointly with other natural persons or through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others:  participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment authority held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day to day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

•         Effective July 1, 2016:

o    Only natural persons and their accounts will be permitted to purchase additional shares of Retail MMFs.

o    Any automatic investments in Retail MMFs associated with accounts that are not beneficially owned by natural persons will be terminated.

o    All dividends on shares in accounts that are not beneficially owned by natural persons will be paid in cash and not reinvested in fund shares.

o    Retail MMFs will not open any new accounts of which the beneficial owner is not a natural person.

•         Effective September 1, 2016:

o    A Retail MMF may involuntarily redeem shares in an account beginning September 2, 2016 if, as of September 1, 2016, the Retail MMF does not believe that the shareholder satisfies the eligibility requirements for Retail MMF investors.  The funds and their agents will not be responsible for any loss in an investor's account or tax liability resulting from an involuntary redemption.

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Responsibilities of Financial Intermediaries With Regard To Retail MMFs

Financial intermediaries will be required, to the extent that they hold investments in a Retail MMF, to ensure compliance of such investments with the terms and conditions for investor eligibility as set forth above.  Such financial intermediaries will be expected to have policies and procedures that are reasonably designed to limit all beneficial owners of the Retail MMF on behalf of whom they place purchase orders to natural persons.  A fund may involuntarily redeem shares held through intermediaries that do not assist the fund so that the fund may conclude that such shares are beneficially owned by natural persons.

Financial intermediaries must promptly report to a Retail MMF the identification of any beneficial owner of shares of the fund that is not a natural person of which they are aware and promptly take steps to redeem any such shares of the fund.

Institutional MMFs

All investors (including natural persons) will be able to own shares of the Institutional MMFs, but the funds anticipate transitioning to a floating NAV on October 10, 2016.  Until the transition, it is expected that these funds will continue to seek to maintain a stable $1.00 per share NAV using the amortized cost valuation and accounting methods permitted by the SEC.

Timing and Acceptance of Trade Orders

Timing of Orders; Orders Placed Through Financial Intermediaries

Currently, certain financial intermediaries serve as agents for the MMFs and accept orders on behalf of the MMFs.  If a financial intermediary serves as agent of a MMF, the order is priced at the fund's NAV next calculated after the order is accepted by the intermediary.  Orders submitted through a financial intermediary that does not serve as an agent for a MMF are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

Effective October 10, 2016, Institutional MMFs will no longer permit financial intermediaries to serve as their agents for the receipt of orders (subject to limited exceptions for certain retirement plans).  As of that date, all trades in an Institutional MMF will be priced at the NAV next calculated after the fund receives the order in proper form from the financial intermediary and accepts it.

Orders "In Proper Form"

Effective October 10, 2016, for each Government MMF and Retail MMF, an order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives "federal funds" or other immediately available funds within two hours after the order is received by the fund or a financial intermediary that serves as agent for the fund or by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m., Eastern time), whichever is earlier.  For each Institutional MMF, an order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives "federal funds" or other immediately available funds within two hours after the time at which the fund's NAV is next calculated after the order is received by the fund or by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m., Eastern time), whichever is earlier.  If payment is not received within the appropriate time period, the fund reserves the right to cancel the purchase order in its discretion, and the investor would be liable for any resulting losses or expenses incurred by the fund or the fund's transfer agent.

More About Liquidity Fees and Redemption Gates

(Retail MMFs and Institutional MMFs only)

Beginning October 14, 2016, if a MMF's weekly liquid assets fall below 30% of its total assets, the fund's board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates.  In addition, if a MMF's weekly liquid assets fall below 10% of its total assets at the end of any business day, the fund must impose a 1% liquidity fee on shareholder redemptions unless the fund's board determines that a lower or higher fee (not to exceed 2%), or no fee, is in the best interests of the fund.  "Weekly liquid assets" include (i) cash; (ii) direct obligations of the U.S. government; (iii)  securities issued by U.S. government agencies at a discount and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

It is anticipated that the need to impose liquidity fees and redemption gates would occur very rarely, if at all, during times of extraordinary market stress.

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Shareholders and financial intermediaries generally will be notified before a liquidity fee is imposed on a MMF (although the fund's board, in its discretion, may elect otherwise).  A liquidity fee would be imposed on all redemption requests (including redemptions by exchange into another fund) processed at the first NAV calculation on the next business day following the announcement that the fund would impose a liquidity fee.  If a liquidity fee is imposed, it will be charged on all redemption orders received by the fund after the effective time of the imposition of the fee by the fund's board.  A liquidity fee would not be imposed on checkwriting redemption drafts or redemption requests submitted by mail that are received on the same day that the fee is imposed.  Liquidity fees generally would operate to reduce the amount an investor receives upon redemption of fund shares, including upon an exchange of fund shares for shares of another fund.

Shareholders and financial intermediaries will not be notified prior to the imposition of a redemption gate; however, financial intermediaries may be notified after the last NAV is calculated on the day the MMF's board has made the decision to impose a redemption gate.  If a redemption gate is imposed, the MMF or any financial intermediary on its behalf will not accept redemption requests (including redemptions by exchange into another fund) until the fund provides notice that the redemption gate has been terminated.  A redemption gate would not be imposed on checkwriting redemption drafts or redemption requests submitted by mail that are received on the same day that the gate is imposed.  Redemption requests submitted while a redemption gate is imposed will be cancelled without further notice.  If shareholders still wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new redemption request.

When a fee or a gate is in place, a MMF may elect to stop selling shares or to impose additional conditions on the purchase of shares.

A MMF's board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the fund.  In addition, a liquidity fee or redemption gate will automatically terminate at the beginning of the next business day once a MMF's weekly liquid assets reach at least 30% of its total assets.  Redemption gates may only last up to 10 business days in any 90-day period.

The imposition and termination of a liquidity fee or redemption gate will be announced on the MMF's website (www.dreyfus.com).  In addition, a MMF will communicate such action through a disclosure supplement to its prospectus and may further communicate such action by other means.

More About the Responsibilities of Financial Intermediaries

Acceptance of Trade Orders

If a financial intermediary serves as agent of a MMF and accepts trade orders on the fund's behalf (which shall not include any Institutional MMF after October 10, 2016, subject to limited exceptions for certain retirement plans), the financial intermediary must record (i.e., "time stamp") the time of its acceptance of such trade orders for the purposes of, among other things, determining whether the orders preceded or followed the effective implementation time of a liquidity fee or redemption gate, or a modification thereto.

Where a financial intermediary accepts trade orders on a fund's behalf, the intermediary is required to promptly take the steps requested by the fund or its designee to impose or assist in implementing a liquidity fee or redemption gate as requested from time to time.  If the intermediary fails to time stamp orders received in a manner satisfactory to the fund, such orders will be deemed received when they are received by the fund.

Timing and Determinations

The determinations and actions described herein, and anticipated timing of those actions, may change in the future.  Shareholders will be given notice of further developments, as appropriate.

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